Amended as of
February 17, 1998


                        DYNAMICS RESEARCH CORPORATION

              1995 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


     1.   PURPOSE

     The purpose of this 1995 Stock Option Plan for
Non-Employee Directors (the "Plan") is to advance the interests of Dynamics Research Corporation (the "Company") by enhancing the ability of the Company to attract and retain non-employee directors who are in a position to make significant contributions to the success of the Company and to align the interest of those directors more closely with the stockholders.


     2.  ADMINISTRATION

     The Plan shall be administered by a committee (the
"Committee") of the Board of Directors (the "Board") of the Company designated by the Board for that purpose. Unless and until a Committee is appointed the Plan shall be administered by the entire Board, and references in the Plan to the "Committee" shall be deemed references to the Board. The Committee shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant options in accordance with the Plan to such directors as are eligible to receive options; (b) to prescribe the form or forms of instruments evidencing options and any other instruments required under the Plan and to change such forms from time to time; (c) to adopt, amend and rescind rules and regulations for the administration of the Plan; (d) to accelerate the vesting of or otherwise change the terms of any option granted hereunder; and
(e) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Committee shall be conclusive and shall bind all parties.


     3.  EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective on the date on which the Plan is approved by the Board of Directors of the Company, subject to approval by the shareholders of the Company. No option shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but options previously granted may extend beyond that date.


     4.  SHARES SUBJECT TO THE PLAN

     (a) Number of Shares. Subject to adjustment as provided in Section 4(c), the aggregate number of shares of the Company's common stock (the "Stock") that may be delivered upon the exercise of options granted under the Plan shall be 100,000. If any option granted under the Plan terminates without having been exercised in full, the number of shares of Stock as to which such option was not exercised shall be available for future grants within the limits set forth in this Section 4(a).

     (b) Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued
Stock acquired by the Company and held in treasury. No fractional shares of Stock shall be delivered under the Plan.

     (c) Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, after the effective date of the Plan, the number and kind of shares of stock or securities of the Company subject to options then outstanding or subsequently granted under the Plan, the maximum number of shares or securities that may be delivered under the Plan, the exercise price, and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons.


     5.  ELIGIBILITY FOR OPTIONS

     Directors eligible to receive options under the Plan
("Eligible Directors") shall be those directors who are not employees of the Company or of any subsidiary of the Company.


     6.  TERMS AND CONDITIONS OF OPTIONS

     (a)  Number of Options.

     On the date of the first annual meeting of stockholders following the adoption of this Plan each Eligible Director who is elected, reelected or continuing as a director on such date shall be awarded on such date an option covering 5,000 shares of Stock; thereafter, at each annual meeting or meeting of the board of directors at which a new Eligible Director is elected to the Board or following the election by the Board of a new Eligible Director to the Board, he or she shall be awarded an option covering 5,000 shares of Stock; and at each annual meeting subsequent to the annual meeting at which the initial grant was made to an Eligible Director and at which he or she is reelected or is continuing as a director, he or she shall be awarded an additional option covering 1,000 shares of Stock.

     (b) Exercise Price. The exercise price of each option shall be 100% of the fair market value per share of the Stock on the date the option is granted. In no event, however, shall the option price be less, in the case of an original issue of authorized stock, than par value per share. For purposes of this paragraph, (A) the fair market value of a share of Stock on any date shall be the Closing Price on such day or, if there was no Closing Price on such day, the latest day prior thereto on which there was a Closing Price; and (B) the "Closing Price" of the Stock on any business day will be the last sale price as reported on the principal market on which the Stock is traded or, if no last sale is reported, then the mean between the highest bid and lowest asked prices on that day.

     (c) Duration of Options. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date which is ten years from the date the option was granted.

     (d)  Exercise of Options.

     (1) Each option shall become exercisable to the extent of one-third of the shares covered thereby on the date of the Annual
Meeting held in each of the first, second and third years following the date of grant, except that options granted on dates other than the date of the Annual
Meeting shall become exercisable to the extent of one-third of the shares covered thereby on each of the first, second and third anniversaries of the date of the grant.

     (2) Any exercise of an option shall be in writing, signed by the proper person and delivered or mailed to the Company, accompanied by (i) any documentation required by the Committee and (ii) payment in full for the number of shares for which the option is exercised.

     (3) The Committee shall have the right to require that the individual exercising the option remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax requirements
(or make other arrangements satisfactory to the employer with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Committee the individual exercising the option may elect, at such time and in such manner as the Committee may prescribe, to have the Company hold back from the transfer Stock having a value calculated to satisfy such withholding obligation. In the case of an individual subject to Section 16(b) of the Exchange Act, no such election shall be effective unless made in compliance with the applicable requirements of Rule 16b-
3 or any successor Rule under the Securities Exchange
Act of 1934, as amended (the "Exchange Act").

     (4) If an option is exercised by the executor or administrator of a deceased director, or by the person or persons to whom the option has been transferred by the director's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

     (e) Payment for and Delivery of Stock. Stock purchased under the Plan shall be paid for as follows: (i) in cash or by check (acceptable to the Company in accordance with guidelines established for this purpose), bank draft or money order payable to the order of the Company; (ii) through the delivery of shares of Stock (which, in the case of shares of Stock acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the purchase price; (iii) by having the Company hold back from the shares transferred upon exercise Stock having a fair market value on the last business day preceding the date of exercise equal to the exercise price; (iv) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the purchase price; or (v) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than with a personal check or promissory note of the option holder.

     An option holder shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by him or her under the Plan.

     The Company shall not be obligated to deliver any shares of Stock (a) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, and (b) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of issuance, and (c) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

     (f) Nontransferability of Options. No option may be transferred other than by will or by the laws of descent and distribution, and during a director's lifetime an option may be exercised only by him or her.

     (g) Death. Upon the death of any Eligible Director granted options under this Plan, all options not then exercisable shall terminate. All options held by the director that are exercisable immediately prior to death may be exercised by his or her executor or administrator, or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within one year after the director's death (subject, however, to the limitations of Sec-tion 6(c) regarding the maximum exercise period for such option). After completion of that one-year period, such options shall terminate to the extent not previously exercised.

     (h)  Other Termination of Status of Director.
If a director's service with the Company terminates for any reason other than death, all options held by the director that are not then exercisable shall terminate. Options that are exercisable on the date of termination shall continue to be exercisable for a period of three months (subject to Section 6(c)). After completion of that three-month period, such options shall terminate to the extent not previously exercised, expired or terminated.

     (i) Mergers, etc. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of substantially all the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, that immediately prior to any such merger, consolidation sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become exercisable; and provided, further that in the event such a transaction is to be accounted for as a pooling of interests, the Company shall provide for the surviving or acquiring corporation or an affiliate thereof to assume such options or to grant each holder of an option hereunder outstanding at the time of the transaction replacement options on substantially equivalent terms, in each case without a requirement that such director continue to serve as a director of the surviving or acquiring corporation or an affiliate thereof.


     7.  EFFECT, DISCONTINUANCE, CANCELLATION, AMENDMENT,
         TERMINATION AND EFFECTIVENESS

     Neither adoption of the Plan nor the grant of options to a director shall affect the Company's right to grant to such director options that are not subject to the Plan, to issue to such directors Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued to directors.

     The Committee may at any time terminate the Plan as to any further grants of options. The Committee may at any time or times amend the Plan for any purpose which may at the time be permitted by law.